Exhibit 1

STORE Master Funding I-VII

Net-Lease Mortgage Notes, Series 2018-1

Report To:

STORE Capital Corporation

STORE Master Funding I, LLC

STORE Master Funding II, LLC

STORE Master Funding III, LLC

STORE Master Funding IV, LLC

STORE Master Funding V, LLC

STORE Master Funding VI, LLC

STORE Master Funding VII, LLC

2 October 2018

Report of Independent Accountants on Applying Agreed-Upon Procedures

STORE Capital Corporation

STORE Master Funding I, LLC

STORE Master Funding II, LLC

STORE Master Funding III, LLC

STORE Master Funding IV, LLC

STORE Master Funding V, LLC

STORE Master Funding VI, LLC

STORE Master Funding VII, LLC

8377 East Hartford Drive, Suite 100

Scottsdale, Arizona 85255

Re:

STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC (together, the “Issuers”)

Net-Lease Mortgage Notes, Series 2018-1 (the “Notes”)

We have performed the procedures enumerated in Attachment A, which were agreed to by STORE Capital Corporation (the “Property Manager”), the Issuers, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Goldman Sachs & Co. LLC (“Goldman Sachs,” together with the Property Manager, Issuers and Credit Suisse, the “Specified Parties”), solely to assist the Issuers with respect to certain information relating to a pool consisting primarily of (i) fee title to, and leasehold interests in ground leases on, commercial real estate properties (the “Owned Properties”) and (ii) each of the leases with respect to such Owned Properties and all payments required thereunder (the “Leases,” together with the Owned Properties, the “Collateral Pool”) relating to the Issuers’ securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Property Manager, on behalf of the Issuers, provided us with:

a.	Electronic data files:

i.

Labeled “Data Tape 08.31.16 (Final).xlsx” and the corresponding record layout and decode information (the “2016-1 Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of 31 August 2016 (the “2016-1 Cut-off Date”) relating to a pool consisting primarily of fee title to, and leasehold interests in ground leases on, commercial real estate properties and each of the corresponding leases and all payments required thereunder (the “Related Series Owned Properties and Leases”),

ii.

Labeled “Draft Data Tape 07.31.18 (run 072418)v4.xls.xlsx” and the corresponding record layout and decode information (the “Sample Owned Properties and Leases Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information relating to the Owned Properties and Leases as of 31 July 2018 (the “Statistical Cut-off Date”),

iii.

Labeled “7-31-18 Final Data Tape and Audit Schedules.xls” and the corresponding record layout and decode information (the “Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information relating to the Owned Properties and Leases as of the Statistical Cut-off Date,

iv.

Labeled “7-31-18 Final Data Tape v5.xls” and the corresponding record layout and decode information (the “Updated Data File,” together with the 2016-1 Data File, Sample Owned Properties and Leases Data File and Data File, the “Provided Data Files”) that the Property Manager, on behalf of the Issuers, indicated contains information relating to the Owned Properties and Leases as of the Statistical Cut-off Date,

v.

Labeled “Trial Balance 7.31.18.xlsx” (the “Investment Portfolio Trial Balance Schedule”) that the Property Manager, on behalf of the Issuers, indicated contains certain information relating to the property ID (the “Property ID”) for each Owned Property and Lease as of the Statistical Cut-off Date,

vi.

Labeled “Current Consolidated Payment 7.31.18.xlsx” (the “STORE Cash Flow Reports Schedule”) that the Property Manager, on behalf of the Issuers, indicated contains certain information relating to the current consolidated payment for certain Owned Properties and Leases as of the Statistical Cut-off Date and

vii.

Labeled “Aggregate FCCR Back-up.xls” (the “Unit Financial Support Schedule,” together with the Investment Portfolio Trial Balance Schedule and STORE Cash Flow Reports Schedule, the “Source Schedules”) that the Property Manager, on behalf of the Issuers, indicated contains certain information relating to the most recent aggregated unit FCCR for certain Owned Properties and Leases as of the Statistical Cut-off Date,

b.

Certain schedules (the “Exempt Lease Schedules”) that the Property Manager, on behalf of the Issuers, indicated contain certain information relating to the Related Series Owned Properties and Leases that have Sample Characteristic (as defined herein) values that have changed since the 2016-1 Cut-off Date,

c.	Imaged copies of the:

i.

Lease agreement or master lease agreement, unconditional guaranty of payment and performance and any corresponding amendments, addendums, estoppels, assignment and assumptions, notice of name changes or other related documents (collectively and as applicable, the “Lease Agreement”),

ii.	Credit memorandum and any corresponding schedules and addendums or other related documents (collectively and as applicable, the “Credit Memorandum”),

iii.	Disbursement agreement and any corresponding schedules and addendums or other related documents (collectively and as applicable, the “Disbursement Agreement”),

iv.	Tenant’s letter (the “Tenant’s Letter”),

v.	Appraisal and any appraiser supplied confirmations or other related documents (collectively and as applicable, the “Appraisal”),

vi.	Screen shots of certain pages of certain websites containing address information (the “Address Web-Site Screen Shots”),

vii.	Settlement statement, purchaser’s statement, buyer/seller disbursement statement or other related documents (collectively and as applicable, the “Settlement Statement”),

viii.	Survey, floor plan, tax lookup—property card or other related documents (collectively and as applicable, the “Survey”) and

ix.

Phase I environmental report (the “Phase I Environmental Report,” together with the Lease Agreement, Credit Memorandum, Disbursement Agreement, Tenant’s Letter, Appraisal, Address Web-Site Screen Shots, Settlement Statement and Survey, the “Source Documents”)

as applicable, that the Property Manager, on behalf of the Issuers, indicated relate to each of the Sample 2018-1 Owned Properties and Leases (as defined herein),

d.

The internet website address http://www.census.gov/eos/www/naics/ (the “NAICS Web-Site”) that the Property Manager, on behalf of the Issuers, indicated contains information and downloadable files relating to the sector and industry group for certain Owned Properties and Leases,

e.

A schedule (the “Industry Group Mapping File,” together with the Source Schedules, Source Documents and NAICS Web-Site, the “Sources”) that the Property Manager, on behalf of the Issuers, indicated contains information relating to the industry group Sample Characteristic for certain Owned Properties and Leases,

f.	The list of relevant characteristics on the 2016-1 Data File and Data File (the “Sample Characteristics”), which are listed on Exhibit 1 to Attachment A,

g.	The following list of certain Sample Characteristics:

i.	Tenant,

ii.	Sector,

iii.	Industry group,

iv.	Concept,

v.	City,

vi.	Master lease,

vii.	Personal guarantee,

viii.	Corporate guarantee,

ix.	Land FT,

x.	Building FT,

xi.	Appraisal date,

xii.	Lease term start date,

xiii.	Lease expiration year,

xiv.	Original lease term (months),

xv.	Initial lease rate,

xvi.	Rent increase type,

xvii.	Rent bump % cap,

xviii.	Tenant purchase option (Y/N),

xix.	Next lease renewal option date,

xx.	Raw land value and

xxi.	Consolidated appraisal value

(collectively, the “Variable Sample Characteristics”) and
h.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Issuers are responsible for the Provided Data Files, Exempt Lease Schedules, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Data File or Updated Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the 2016-1 Data File, Sample Owned Properties and Leases Data File, Exempt Lease Schedules, Sources or any other information provided to us by the Property Manager, on behalf of the Issuers, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Collateral Pool, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Property Manager, on behalf of the Issuers, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originators of the Leases complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

2 October 2018

Attachment A Page 1 of 5

Procedures performed and our associated findings

1.

As instructed by the Property Manager, on behalf of the Issuers, we randomly selected a sample of 75 Owned Properties and Leases with a “New Property Flag” value of “Y,” as shown on the Sample Owned Properties and Leases Data File, from the Sample Owned Properties and Leases Data File (the “Sample 2018-1 Owned Properties and Leases”). For the purpose of this procedure, the Property Manager, on behalf of the Issuers, did not inform us as to the basis for how they determined the number of Sample 2018-1 Owned Properties and Leases or the methodology they instructed us to use to select the Sample 2018-1 Owned Properties and Leases from the Sample Owned Properties and Leases Data File.

For the purpose of the procedures described in this report, the 75 Sample 2018-1 Owned Properties and Leases are referred to as Sample 2018-1 Owned Property and Lease Numbers 1 through 75.

2.

For each commercial real estate property and related lease on the Sample Owned Properties and Leases Data File and Data File, we compared the Property ID, as shown on the Sample Owned Properties and Leases Data File, to the corresponding Property ID on the Data File and noted that:

a.	All of the Owned Properties and Leases were included on both the Sample Owned Properties and Leases Data File and Data File and

b.	No commercial real estate properties and related leases other than the Owned Properties and Leases were included on the Sample Owned Properties and Leases Data File or Data File.

3.

For each Sample 2018-1 Owned Property and Lease, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A and in the succeeding paragraph of this Item 3. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Attachment A Page 2 of 5

3. (continued)

The Source(s) that we were instructed by the Property Manager, on behalf of the Issuers, to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Where more than one Source is listed for a Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Data File for the Sample Characteristic agreed with the corresponding information on at least one of the Sources that are listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Sample Characteristics listed on Exhibit 1 to Attachment A. In addition, if a particular Source contained multiple values for the same Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Data File for the Sample Characteristic agreed with at least one of the values on the corresponding Source. We performed no procedures to reconcile any differences that may exist between various values on a Source for the same Sample Characteristic.

4.

For each commercial real estate property and related lease on the 2016-1 Data File and Data File, we compared the Property ID, as shown on the 2016-1 Data File, to the corresponding Property ID on the Data File and noted that:

a.	88 of the Related Series Owned Properties and Leases included on the 2016-1 Data File were not included on the Data File and

b.	109 of the Owned Properties and Leases on the Data File were not included on the 2016-1 Data File (the “2018-1 Owned Properties and Leases”).

The Property Manager, on behalf of the Issuers, indicated that the 88 Related Series Owned Properties and Leases not included on the Data File were sold after the 2016-1 Cut-off Date and prior to the Statistical Cut-off Date. We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Property Manager, on behalf of the Issuers, that is described in the preceding sentence.

5.

For each Related Series Owned Property and Lease on the Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (except as described in the succeeding paragraphs of this Item 5.), all as shown on the 2016-1 Data File, to the corresponding information as shown on the Data File. All such compared information was in agreement.

The Property Manager, on behalf of the Issuers, instructed us not to perform the comparison procedures described in the preceding paragraph of this Item 5. for:

a.

The date of last bump in rent, date of next bump in rent, current consolidated payment and most recent aggregate unit FCCR Sample Characteristics, which the Property Manager, on behalf of the Issuers, instructed us not to compare due to the passage of time between the 2016-1 Cut-off Date and Statistical Cut-off Date and

b.

Any Related Series Owned Property and Lease and any one, or more, of the Variable Sample Characteristics, as indicated on the Exempt Lease Schedules, which the Property Manager, on behalf of the Issuers, indicated was expected to have changed due to certain amendments and other changes between the 2016-1 Cut-off Date and the Statistical Cut-off Date corresponding to the Variable Sample Characteristics.

Attachment A Page 3 of 5

5. (continued)

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions and information provided by the Property Manager, on behalf the Issuers, that are described in this Item 5.

6.

For each Owned Property and Lease on the Data File and Updated Data File, we compared the Property ID, as shown on the Data File, to the corresponding Property ID, as shown on the Updated Data File, and noted that:

a.	All of the Owned Properties and Leases were included on both the Data File and Updated Data File and

b.	No commercial real estate properties and related leases other than the Owned Properties and Leases were included on the Data File or Updated Data File.

7.

For each Sample 2018-1 Owned Property and Lease, we compared the Sample Characteristics, as shown on the Data File, to the corresponding information, as shown on the Updated Data File. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

8.	Using:

a.	Information on the Updated Data File and

b.	The additional information, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, which are described in the succeeding two paragraphs of this Item 8.,

we recalculated the current lease rate of each Owned Property and Lease (except as described in the third paragraph of this Item 8.). We compared the results of our recalculations to the corresponding current lease rate, as shown on the Updated Data File, and found such information to be in agreement.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to recalculate the current lease rate of each Owned Property and Lease (except as described in the third paragraph of this Item 8.) by:

i.	Multiplying the current consolidated payment, as shown on the Updated Data File, by twelve,

ii.	Dividing the result of i. by the sum of the consolidated contract price for each unique Property ID corresponding to the same contract ID on the Updated Data File and

iii.	Rounding the result of ii. to the nearest 0.01%.

Attachment A Page 4 of 5

8. (continued)

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us not to recalculate the current lease rate for:

(a)	Any Owned Property and Lease that is a Hybrid Lease, as indicated on the Updated Data File,

(b)	Any Owned Property and Lease that is subject to a percentage rent clause, as indicated on the Updated Data File,

(c)	Any Owned Property and Lease that is subject to an intercompany lease, as indicated on the Updated Data File, or

(d)

The Owned Properties and Leases corresponding to Property IDs P0000422, P0000714 or P0000752, which the Property Manager, on behalf of the Issuers, indicated have terminated leases and no active tenant.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item 8.

9.	Using:

a.	Information on the Updated Data File and

b.	The additional instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the succeeding three paragraphs of this Item 9.,

we recalculated the remaining lease term (as of cut-off date) of each Owned Property and Lease (except as described in the fourth paragraph of this Item 9.). We compared the results of our recalculations to the corresponding remaining lease term (as of cut-off date), as shown on the Updated Data File, and found such information to be in agreement.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to recalculate the remaining lease term (as of cut-off date) of each Owned Property and Lease (except as described in the fourth paragraph of this Item 9.) by:

i.	Recalculating the difference in years between the year of the Statistical Cut-off Date and the year of the rent commencement date (original start date), as shown on the Updated Data File,

ii.	Multiplying the result of i. by twelve,

iii.	Recalculating the difference in months between the month of the Statistical Cut-off Date and the month of the rent commencement date (original start date), as shown on the Updated Data File,

iv.	Adding the results of ii. and iii. and

v.	Subtracting the result of iv. from the original lease term (months).

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to subtract 1.00 from the result obtained in v. above if the rent commencement date (original start date) occurred on the first of the month or the first business day of the month.

9. (continued)

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us not to recalculate the remaining lease term (as of cut-off date) for the Owned Properties and Leases corresponding to Property IDs P0000422, P0000714 and P0000752, which the Property Manager, on behalf of the Issuers, indicated have terminated leases and no active tenant.

Attachment A Page 5 of 5

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item 9.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Source(s)	Note(s)

Property ID	Investment Portfolio Trial Balance Schedule

Tenant	Lease Agreement	i.

Sector	NAICS Web-Site	ii.

Industry group	(a) NAICS Web-Site or (b) NAICS Web-Site and Industry Group Mapping File	iii.

Concept	Credit Memorandum or Tenant’s Letter	i., iv.

City	Appraisal	i.

State	Appraisal

Zip code	Appraisal or Address Web-Site Screen Shots	v.

Master lease	Lease Agreement	vi.

Personal guarantee	Lease Agreement

Corporate guarantee	Lease Agreement

Property acquisition date	(a) Settlement Statement or (b) Settlement Statement and Lease Agreement	vii.

Land FT	(a) Survey(s) or (b) Survey and recalculation	viii., ix.

Building FT	(a) Survey(s) and recalculation, (b) Survey or (c) Lease Agreement	viii., x.

Year built	Appraisal or Phase I Environmental Report	xi.

Appraisal date	Appraisal

Lease term start date	Lease Agreement or Settlement Statement	xii.

Lease expiration year	Lease Agreement

Original lease term (months)	Recalculation	xiii.

Initial lease rate	(a) Credit Memorandum or (b) Disbursement Agreement and recalculation	xiv.

Exhibit 1 to Attachment A

Sample Characteristic	Source(s)	Note(s)

Date of last bump in rent	Lease Agreement	xv.

Date of next bump in rent	Lease Agreement	xvi.

Rent increase type	Lease Agreement	i.

Rent bump % cap	Lease Agreement	xvii.

Tenant purchase option (Y/N)	Lease Agreement

Next lease renewal option date	Lease Agreement

Current consolidated payment	STORE Cash Flow Reports Schedule and recalculation	xviii.

Most recent aggregate unit FCCR	Unit Financial Support Schedule

Raw land value	Appraisal

Consolidated appraised value	Appraisal

Notes:

i.

For the purpose of comparing the indicated Sample Characteristics for each Sample 2018-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to ignore differences due to punctuation, abbreviation, truncation or misspelling.

ii.

For the purpose of comparing the sector Sample Characteristic for each Sample 2018-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the first two digits of the NAICS code, as shown on the Data File, to identify the sector description, as shown on the NAICS Web-Site and compare the sector description information on the NAICS Web-Site to the corresponding sector Sample Characteristic that is shown on the Data File.

iii.

For the purpose of comparing the industry group Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for the Sample 2018-1 Owned Properties and Leases with a STORE Shortened Industry Group (as defined in the succeeding paragraph of this note iii.)), the Property Manager, on behalf of the Issuers, instructed us to use the first four digits of the NAICS code, as shown on the Data File, to identify the industry group description, as shown on the NAICS Web-Site, and compare the industry group description information on the NAICS Web-Site to the corresponding industry group Sample Characteristic that is shown on the Data File.

The Property Manager, on behalf of the Issuers, indicated that certain Sample 2018-1 Owned Properties and Leases have an industry group Sample Characteristic, as shown on the Data File, with a shortened description (each, a “STORE Shortened Industry Group”).

Exhibit 1 to Attachment A

Notes: (continued)

iii. (continued)

For the purpose of comparing the industry group Sample Characteristic for each Sample 2018-1 Owned Property and Lease with a STORE Shortened Industry Group, the Property Manager, on behalf of the Issuers, instructed us to:

a.	Use the first four digits of the NAICS code, as shown on the Data File, to identify the industry group description, as shown on the NAICS Web-Site,

b.	Use the industry group description, as shown on the NAICS Web-Site, to identify the Property Manager’s shortened industry group description, as shown on the Industry Group Mapping File, and

c.

Compare the Property Manager’s shortened industry group description, as shown on the Industry Group Mapping File to the corresponding industry group Sample Characteristic that is shown on the Data File.

iv.

For the purpose of comparing the concept Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Number 21), the Property Manager, on behalf of the Issuers, instructed us to use the Credit Memorandum as the Source.

For the purpose of comparing the concept Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 21, the Property Manager, on behalf of the Issuers, instructed us to use the Tenant’s Letter as the Source.

v.

For the purpose of comparing the zip code Sample Characteristic for each Sample 2018-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to compare only the first five left-most digits of the zip code, as shown on the Data File, to the corresponding information on the Source.

vi.

For the purpose of comparing the master lease Sample Characteristic for each Sample 2018-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to note agreement with a master lease Sample Characteristic value of “N” or “N/A,” as shown on the Data File, if no master lease agreement was included in the Lease Agreement for the related Sample 2018-1 Owned Property and Lease.

vii.

For the purpose of comparing the property acquisition date Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Number 16), the Property Manager, on behalf of the Issuers, instructed us to use the Settlement Statement as the Source.

For the purpose of comparing the property acquisition date Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 16, the Property Manager, on behalf of the Issuers, instructed us to use the Settlement Statement and Lease Agreement as the Sources.

Exhibit 1 to Attachment A

Notes: (continued)

viii.

For the purpose of comparing the indicated Sample Characteristics for each Sample 2018-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to round any square footage amounts shown on the Survey to the nearest square foot.

ix.

For the purpose of comparing the land FT Sample Characteristic for each Sample 2018-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the Survey as the Source.

For the purpose of comparing the land FT Sample Characteristic for Sample 2018-1 Owned Property and Lease Numbers 7 and 62, the Property Manager, on behalf of the Issuers, instructed us to ignore differences of +/- one square foot or less.

For the purpose of comparing the land FT Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 11, the Property Manager, on behalf of the Issuers, instructed us to calculate the land FT as the sum of the land area of:

a.	Parcels A, B, D and E, rounded to the nearest square foot and

b.	Parcel C, rounded to the nearest square foot,

all as shown on the Survey.

For the purpose of comparing the land FT Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 29, the Property Manager, on behalf of the Issuers, instructed us to use the sum of the land values from both Surveys relating to Sample 2018-1 Owned Property and Lease Number 29.

x.

We were instructed not to compare the building FT Sample Characteristic for Sample 2018-1 Owned Property and Lease Numbers 5, 16, 17, 19, 27, 29, 34, 35, 40, 41, 43, 46 and 61, which the Property Manager, on behalf of the Issuers, indicated were multi-story properties.

For the purpose of comparing the building FT Sample Characteristic for each remaining Sample 2018-1 Owned Property and Lease with more than one building, as shown on the Survey, the Property Manager, on behalf of the Issuers, instructed us to calculate the building FT as the sum of the number of square feet of all buildings, all as shown on the Survey.

For the purpose of comparing the building FT Sample Characteristic for each remaining Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Number 6), the Property Manager, on behalf of the Issuers, instructed us to use the Survey as the Source.

For the purpose of comparing the building FT Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 6, the Property Manager, on behalf of the Issuers, instructed us to use the Lease Agreement as the Source.

For the purpose of comparing the building FT Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 10, the Property Manager, on behalf of the Issuers, instructed us not to include the area of shed, as shown on the Survey.

Notes: (continued)

x. (continued)

Exhibit 1 to Attachment A

For the purpose of comparing the building FT Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 30, the Property Manager, on behalf of the Issuers, instructed us to ignore differences of +/- 100 square feet or less.

xi.

For the purpose of comparing the year built Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Numbers 5, 50, 51 and 54), the Property Manager, on behalf of the Issuers, instructed us to use the Appraisal as the Source.

For the purpose of comparing the year built Sample Characteristic for Sample 2018-1 Owned Property and Lease Numbers 5, 50, 51 and 54, the Property Manager, on behalf of the Issuers, instructed us to use the Phase I Environmental Report as the Source.

We were instructed not to compare the year built Sample Characteristic for Sample 2018-1 Owned Properties and Leases with a year built Sample Characteristic value of “<blank>,” as shown on the Data File.

xii.

For the purpose of comparing the lease term start date Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Numbers 8 and 22), the Property Manager, on behalf of the Issuers, instructed us to use the Lease Agreement as the Source.

For the purpose of comparing the lease term start date Sample Characteristic for Sample 2018-1 Owned Property and Lease Numbers 8 and 22, the Property Manager, on behalf of the Issuers, instructed us to use the Settlement Statement as the Source.

For the purpose of comparing the lease term start date Sample Characteristic for Sample 2018-1 Owned Property and Lease Numbers 32, 33, 34 and 35, the Property Manager, on behalf the Issuer, instructed us to ignore differences of +/- one day.

xiii.

For the purpose of comparing the original lease term (months) Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Numbers 6, 28, 32, 33, 34, 35, 36 and 37), the Property Manager, on behalf of the Issuers, instructed us to recalculate the original lease term (months) by:

a.

Recalculating the difference in years between the year of the Statistical Cut-off Date and the year of the lease term start date, as shown on the applicable Source and in accordance with note xii. above,

b.	Multiplying the result of a. by twelve,

c.

Recalculating the difference in months between the month of the Statistical Cut-off Date and the month of the lease term start date, as shown on the applicable Source and in accordance with note xii. Above, and

d.	Adding the results of b. and c.

Exhibit 1 to Attachment A

Notes: (continued)

xiii. (continued)

For the purpose of comparing the original lease term (months) Sample Characteristic for Sample 2018-1 Owned Property and Lease Numbers 6, 28, 32, 33, 34, 35, 36 and 37, the Property Manager, on behalf of the Issuers, instructed us to recalculate the original lease term (months) by:

a.	Recalculating the difference in years between the year of the Statistical Cut-off Date and the year of the rent commencement date (original start date), as shown on the Data File,

b.	Multiplying the result of a. by twelve,

c.	Recalculating the difference in months between the month of the Statistical Cut-off Date and the month of the rent commencement date (original start date), as shown on the Data File, and

d.	Adding the results of b. and c.

xiv.

For the purpose of comparing the initial lease rate Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Number 29), the Property Manager, on behalf of the Issuers, instructed us to use the Credit Memorandum as the Source.

For the purpose of comparing the initial lease rate Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 29, the Property Manager, on behalf of the Issuers, instructed us to recalculate the initial lease rate by:

a.	Dividing the:

(1)	Base annual rent

by

(2)	Total funding amount,

both as shown on the Disbursement Agreement, and

b.	Rounding the result of a. to the nearest 0.01%.

Exhibit 1 to Attachment A

Notes: (continued)

xv.

For the purpose of comparing the date of last bump in rent Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Number 21), the Property Manager, on behalf of the Issuers, instructed us to use the date of last bump in rent, as shown on the Lease Agreement.

For the purpose of comparing the date of last bump in rent Sample Characteristic for Sample 2018-1 Owned Property and Lease Number 21, the Property Manager, on behalf of the Issuers, instructed us to use the day of the rent due date and the month and year of the date of last bump in rent, all as shown on the Lease Agreement.

xvi.

For the purpose of comparing the date of next bump in rent Sample Characteristic for each Sample 2018-1 Owned Property and Lease (except for Sample 2018-1 Owned Property and Lease Numbers 20 and 21), the Property Manager, on behalf of the Issuers, instructed us to use the date of next bump in rent, as shown on the Lease Agreement.

For the purpose of comparing the date of next bump in rent Sample Characteristic for Sample 2018-1 Owned Property and Lease Numbers 20 and 21, the Property Manager, on behalf of the Issuers, instructed us to use the day of the rent due date and the month and year of the date of next bump in rent, all as shown on the Lease Agreement.

xvii.

For the purpose of comparing the rent bump % cap Sample Characteristic for each Sample 2018-1 Owned Property and Lease with more than one rent bump % cap, as shown on the Lease Agreement, the Property Manager, on behalf of the Issuers, instructed us to use the first rent bump % cap occurring after the Statistical Cut-off Date, as shown on the Lease Agreement.

For the purpose of comparing the rent bump % cap Sample Characteristic for each Sample 2018-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to round the rent bump % cap, as shown on the Lease Agreement, to the nearest 0.01%.

xviii.

For the purpose of comparing the current consolidated payment for each Sample 2018-1 Owned Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to recalculate the current consolidated payment by adding the “Aug-18” payment for each unique Property ID, as shown on the STORE Cash Flow Reports Schedule, that correspond to the same contract ID.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample 2018-1 Owned Property and Lease Number	Sample Characteristic	Data File Value	Source Value

8	Year built	1980	1990

19	Most recent aggregate unit FCCR	3.15	3.29

36	Most recent aggregate unit FCCR	2.07	2.05

37	Most recent aggregate unit FCCR	2.07	2.05

Exhibit 3 to Attachment A

Sample Characteristic Differences between the Data File and Updated Data File

Sample 2018-1 Owned Property and Lease Number	Sample Characteristic	Data File Value	Updated Data File Value

8	Year built	1980	1990

19	Most recent aggregate unit FCCR	3.15	3.29

36	Most recent aggregate unit FCCR	2.07	2.05

37	Most recent aggregate unit FCCR	2.07	2.05